EXHIBIT 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO RULE 13a-14(a) or 15d-14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Jeremy W. Smeltser, Chief Financial Officer, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of SB/RH Holdings, LLC for the fiscal year ended September 30, 2019; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 28, 2020

/s/ Jeremy W. Smeltser
Jeremy W. Smeltser
Chief Financial Officer